Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): April 28, 1999



                          PECO ENERGY TRANSITION TRUST
             (Exact name of registrant as specified in its charter)



         Delaware                   333-58055             51-0382130
(State or other jurisdiction       (Commission          (IRS Employer
       of incorporation)           File Number)      Identification No.)


                          PECO Energy Transition Trust
               c/o First Union Trust Company, National Association
                                 920 King Street
                           Wilmington, Delaware 19801
               (Address of principal executive offices) (Zip Code)

                                 (302) 888-7532
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events

         Attached with respect to the Registrant as Exhibit 99.6 is the Monthly Servicer Certificate and Monthly Servicer Report for April 1999, which each include information relating to the collection of Intangible Transition Charges in this period. The Monthly Servicer Certificate and Monthly Servicer Report were prepared by PECO Energy Company, in its capacity as Servicer of the Series 1999-A Transition Bonds, and delivered to the Bond Trustee pursuant to the Master Servicing Agreement, dated as of March 25, 1999 (Exhibit 10.2).


Item 7.  Financial Statements and Exhibits

         A list of the Exhibits filed herewith is attached hereto.



                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           PECO ENERGY TRANSITION TRUST


                                           By: /s/ Diana Moy Kelly
                                               --------------------------
May 12, 1999                                    Name: Diana Moy Kelly
                                               Title: Beneficiary Trustee

                                  EXHIBIT INDEX


Exhibit No.                Exhibit

10.2 Master Servicing Agreement, dated as of March 25, 1999, between PECO Energy Transition Trust and PECO Energy Company (incorporated by reference to the same titled exhibit to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 31, 1999).

99.6              Monthly Servicer Certificate and Monthly Servicer Report for
                  April 1999.